                                                                  EXHIBIT 23.1.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Amendment to Form S-4 Registration Statement (Registration No. 333-65645), of our report on the consolidated financial statements of Hilton Hotels Corporation dated February 2, 1998, included within Hilton Hotels Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our firm included in this Registration Statement.


                                          ARTHUR ANDERSEN LLP


Los Angeles, California
October 20, 1998